Exhibit 11

                     COMPUTATION OF PER SHARE EARNINGS

The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's, Inc. for the three and six months ended February 28, 1999 and 1998.

Three months ended February 28, 1999:
     22,626,065 x shares outstanding for 31 days        701,408,015
     22,420,375 x shares outstanding for 59 days      1,322,802,125
                                                      _____________
                                                      2,024,210,140
     Divided by number of days in the period                     90
                                                      _____________
                                                         22,491,224

Six months ended February 28, 1999:
     23,270,675 x shares outstanding for 52 days      1,210,075,100
     23,163,097 x shares outstanding for  9 days        208,467,873
     22,870,798 x shares outstanding for 30 days        686,123,940
     22,626,065 x shares outstanding for 31 days        701,408,015
     22,420,375 x shares outstanding for 59 days      1,322,802,125
                                                      _____________
                                                      4,128,877,053
     Divided by number of days in the period                    181
                                                      _____________
                                                         22,811,475

Three months ended February 28, 1998:
     23,270,675 x shares outstanding for 90 days      2,094,360,750
     Divided by number of days in the period                     90
                                                      _____________
                                                         23,270,675

Six months ended February 28, 1998:
     23,266,374 x shares outstanding for  18 days       418,794,732
     23,266,921 x shares outstanding for  17 days       395,537,657
     23,268,328 x shares outstanding for   9 days       209,414,952
     23,270,675 x shares outstanding for 137 days     3,188,082,475
                                                      _____________
                                                      4,211,829,816
     Divided by number of days in the period                    181
                                                      _____________
                                                         23,269,778